UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


        Bermuda                       001-31468               Not Applicable

(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Incorporation or                                       Identification No.)
      Organization)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant, dated July 27, 2004.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

         On July 27, 2004, Montpelier Re Holdings Ltd. issued a press release announcing second quarter 2004 results, which has been attached as Exhibit 99.1.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Montpelier Re Holdings Ltd.
                                  ----------------------------------------------
                                                 (Registrant)

      July 28, 2004                By:/s/ Neil McConachie
-------------------------         ----------------------------------------------
          Date                    Name: Neil McConachie
                                  Title:  Chief Accounting Officer and Treasurer
                                  (chief accounting officer)


Index to Exhibits

Exhibit No.                Description
--------------------------------------
99.1              Press Release of the Registrant dated as of July 27, 2004.